CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/2005

[$881,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,617
Total Outstanding Loan Balance	$898,209,110*	Min	Max
Average Loan Current Balance	$194,544	$4,176	$997,377
Weighted Average Original LTV	79.8%**
Weighted Average Coupon	7.17%	4.75%	14.58%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.13%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	90.9%
% Fixed	9.1%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$900,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	4	1,237,832	0.1	4.94	80.6	675
5.01 - 5.50	69	20,536,661	2.3	5.35	76.1	672
5.51 - 6.00	279	80,067,022	8.9	5.85	77.0	652
6.01 - 6.50	567	147,768,431	16.5	6.34	77.0	650
6.51 - 7.00	950	225,025,634	25.1	6.80	79.2	642
7.01 - 7.50	738	161,723,241	18.0	7.29	80.0	625
7.51 - 8.00	662	129,715,902	14.4	7.78	81.7	615
8.01 - 8.50	309	47,803,193	5.3	8.29	82.1	592
8.51 - 9.00	255	38,864,596	4.3	8.75	83.0	593
9.01 - 9.50	136	14,424,371	1.6	9.27	83.2	578
9.51 - 10.00	163	10,827,154	1.2	9.81	83.9	600
10.01 - 10.50	165	7,376,590	0.8	10.36	92.7	607
10.51 - 11.00	88	5,801,407	0.6	10.78	86.4	584
11.01 - 11.50	139	4,073,486	0.5	11.32	95.2	622
11.51 - 12.00	32	1,044,283	0.1	11.81	92.6	596
12.01 - 12.50	43	1,056,718	0.1	12.42	89.3	579
12.51 - 13.00	12	658,417	0.1	12.80	74.9	535
13.51 - 14.00	1	31,422	0.0	13.75	80.0	570
14.01 - 14.50	4	148,312	0.0	14.18	62.4	586
14.51 - 14.58	1	24,437	0.0	14.58	80.0	636
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
437 - 450	1	49,685	0.0	10.63	90.0	437
451 - 475	6	503,156	0.1	10.77	82.4	468
476 - 500	13	1,551,640	0.2	10.50	71.8	494
501 - 525	137	25,110,337	2.8	8.48	75.3	513
526 - 550	199	41,392,397	4.6	7.97	76.0	539
551 - 575	346	67,689,530	7.5	7.56	77.5	564
576 - 600	736	112,022,048	12.5	7.49	80.3	588
601 - 625	939	171,948,527	19.1	7.15	79.9	613
626 - 650	848	167,703,598	18.7	6.98	80.4	638
651 - 675	659	139,168,569	15.5	6.86	80.4	662
676 - 700	353	81,077,588	9.0	6.89	80.3	687
701 - 725	184	43,637,158	4.9	6.78	80.1	711
726 - 750	104	24,928,585	2.8	6.80	81.3	737
751 - 775	62	14,497,147	1.6	6.69	82.0	761
776 - 800	29	6,753,813	0.8	6.73	79.7	786
801 - 802	1	175,332	0.0	6.20	90.0	802
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,176 - 50,000	501	13,086,254	1.5	10.54	95.0	627
50,001 - 100,000	788	60,787,569	6.8	8.21	80.9	620
100,001 - 150,000	866	107,140,188	11.9	7.50	79.9	620
150,001 - 200,000	675	118,030,544	13.1	7.25	78.5	620
200,001 - 250,000	489	110,378,693	12.3	7.06	78.5	626
250,001 - 300,000	393	107,627,475	12.0	6.92	78.3	631
300,001 - 350,000	280	90,918,052	10.1	6.86	80.1	636
350,001 - 400,000	217	81,236,156	9.0	6.80	80.2	639
400,001 - 450,000	140	59,631,751	6.6	6.73	80.2	646
450,001 - 500,000	105	50,275,376	5.6	6.98	80.9	637
500,001 - 550,000	50	26,124,440	2.9	6.78	81.0	638
550,001 - 600,000	46	26,394,071	2.9	7.02	82.5	635
600,001 - 650,000	31	19,392,560	2.2	6.97	80.4	644
650,001 - 700,000	13	8,754,768	1.0	6.81	80.5	629
700,001 - 750,000	13	9,575,790	1.1	7.10	75.4	663
750,001 - 800,000	2	1,584,925	0.2	6.50	80.0	682
800,001 - 850,000	2	1,672,707	0.2	6.75	71.3	670
850,001 - 900,000	3	2,627,149	0.3	7.74	71.2	637
950,001 - 997,377	3	2,970,642	0.3	7.48	68.8	664
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.44 - 50.00	106	16,175,445	1.8	7.25	42.0	604
50.01 - 55.00	56	11,039,662	1.2	6.95	53.1	606
55.01 - 60.00	72	13,816,172	1.5	7.16	58.0	611
60.01 - 65.00	128	29,984,700	3.3	6.87	63.4	619
65.01 - 70.00	215	48,784,099	5.4	7.10	68.8	613
70.01 - 75.00	303	66,259,556	7.4	7.07	74.0	609
75.01 - 80.00	2,072	447,584,041	49.8	6.90	79.8	642
80.01 - 85.00	347	81,695,805	9.1	7.42	84.4	612
85.01 - 90.00	603	130,278,602	14.5	7.45	89.6	625
90.01 - 95.00	133	23,645,186	2.6	7.73	94.7	642
95.01 - 100.00	582	28,945,840	3.2	9.55	99.9	648
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.0	1,019	157,389,414	17.5	7.65	81.3	629
0.5	20	2,377,984	0.3	7.25	84.3	630
1.0	279	76,940,460	8.6	7.12	79.9	636
2.0	2,527	529,112,871	58.9	7.03	79.7	630
3.0	733	128,495,479	14.3	7.13	78.4	633
5.0	39	3,892,902	0.4	8.46	72.5	604
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,906	506,499,484	56.4	7.06	80.3	620
Reduced	566	124,751,923	13.9	7.38	81.5	648
No Income/ No Asset	26	3,987,216	0.4	8.44	70.3	634
Stated Income / Stated Assets	1,119	262,970,487	29.3	7.25	78.1	643
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,287	835,904,982	93.1	7.13	79.7	629
Second Home	33	7,464,380	0.8	7.26	84.4	647
Investor	297	54,839,747	6.1	7.66	80.6	649
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,098	340,569,465	37.9	6.81	77.7	639
Florida	563	97,602,761	10.9	7.40	80.4	626
New York	134	36,853,973	4.1	7.17	80.9	644
Arizona	222	35,661,147	4.0	7.23	79.6	627
Illinois	175	32,426,634	3.6	7.41	81.6	613
Nevada	139	30,699,852	3.4	7.25	79.3	619
Maryland	122	29,611,326	3.3	7.10	80.7	617
Virginia	115	25,051,521	2.8	7.37	82.0	623
New Jersey	83	23,846,743	2.7	7.36	80.5	629
Washington	127	23,348,297	2.6	7.03	79.9	632
Oregon	114	18,855,721	2.1	7.17	80.7	638
Colorado	118	18,668,702	2.1	7.05	81.0	635
Texas	189	17,277,210	1.9	8.06	83.1	622
Georgia	135	16,852,294	1.9	7.54	84.0	617
Ohio	144	13,395,737	1.5	7.74	82.7	616
Other	1,139	137,487,726	15.3	7.57	81.7	624
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,437	417,515,784	46.5	7.25	82.4	649
Refinance - Rate Term	140	24,058,898	2.7	7.35	77.1	608
Refinance - Cashout	2,040	456,634,428	50.8	7.08	77.5	615
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	15	3,780,652	0.4	7.27	82.5	616
Arm 2/28	3,065	675,616,018	75.2	7.10	79.8	630
Arm 2/28 - Balloon 40/30	254	63,264,641	7.0	6.81	78.8	617
Arm 3/27	301	57,769,174	6.4	7.24	78.9	638
Arm 3/27 - Balloon 40/30	8	1,788,699	0.2	7.13	80.0	627
Arm 5/25	45	11,686,859	1.3	6.79	76.3	658
Arm 6 Month	9	2,345,948	0.3	6.86	71.8	642
Fixed Balloon 30/15	238	11,156,361	1.2	10.45	98.8	656
Fixed Rate	682	70,800,757	7.9	7.60	78.8	632
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,771	709,987,095	79.0	7.17	79.7	629
PUD	340	77,997,069	8.7	7.04	80.0	634
Condo	279	51,722,024	5.8	7.27	81.1	638
2 Family	166	43,605,607	4.9	7.07	78.7	648
3-4 Family	57	14,522,091	1.6	7.65	79.1	635
Manufactured Housing	4	375,224	0.0	10.80	76.9	579
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	36	8,076,137	1.0	7.01	80.9	658
4.01 - 4.50	72	17,676,359	2.2	6.38	78.9	643
4.51 - 5.00	154	41,968,546	5.1	6.05	79.1	658
5.01 - 5.50	379	89,873,027	11.0	6.45	78.9	646
5.51 - 6.00	1,096	264,674,088	32.4	6.83	79.1	638
6.01 - 6.50	633	133,028,385	16.3	7.12	80.6	633
6.51 - 7.00	980	209,153,713	25.6	7.65	79.7	609
7.01 - 7.50	199	32,074,831	3.9	7.93	80.7	614
7.51 - 8.00	95	13,397,965	1.6	8.52	80.6	591
8.01 - 8.50	32	4,523,450	0.6	8.85	84.6	595
8.51 - 9.25	21	1,805,491	0.2	9.78	78.7	613
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	62	6,066,435	0.7	9.91	74.4	585
4 - 6	34	3,600,356	0.4	9.13	76.2	614
7 - 9	3	434,938	0.1	8.62	90.4	581
10 - 12	13	3,447,352	0.4	7.14	81.9	621
13 - 15	6	1,609,367	0.2	6.95	74.2	668
16 - 18	16	3,721,093	0.5	7.08	81.2	609
19 - 21	1,351	320,128,957	39.2	7.07	80.8	624
22 - 24	1,907	409,623,228	50.2	7.06	78.9	634
25 - 27	1	220,096	0.0	7.26	53.5	549
28 - 30	7	948,430	0.1	7.21	83.3	627
31 - 33	74	17,018,757	2.1	6.94	78.9	638
34 - 36	178	37,746,123	4.6	7.03	79.1	645
37 >=	45	11,686,859	1.4	6.79	76.3	658
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 11.50	98	28,746,786	3.5	5.81	79.3	662
11.51 - 12.00	198	56,196,160	6.9	6.06	79.6	657
12.01 - 12.50	421	105,962,054	13.0	6.38	78.2	654
12.51 - 13.00	745	176,975,227	21.7	6.68	78.8	642
13.01 - 13.50	579	129,728,737	15.9	7.02	78.7	628
13.51 - 14.00	528	119,742,367	14.7	7.33	80.4	621
14.01 - 14.50	341	72,254,278	8.9	7.59	79.8	609
14.51 - 15.00	350	64,881,262	7.9	8.02	82.1	612
15.01 - 15.50	147	23,911,040	2.9	8.46	82.6	600
15.51 - 16.00	125	21,037,159	2.6	8.91	81.4	586
16.01 - 16.50	60	7,635,469	0.9	9.35	83.1	560
16.51 - 17.00	43	4,275,871	0.5	10.12	77.6	567
17.01 - 17.50	23	1,838,120	0.2	10.36	80.2	561
17.51 - 18.00	14	1,696,279	0.2	10.84	74.7	521
18.01 - 21.20	25	1,371,181	0.2	12.28	72.9	561
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	4	836,700	0.1	6.51	77.5	669
4.51 - 5.50	85	24,269,304	3.0	5.47	75.9	666
5.51 - 6.00	281	79,242,767	9.7	5.88	77.3	650
6.01 - 6.50	535	139,722,223	17.1	6.37	77.6	649
6.51 - 7.00	869	211,125,845	25.9	6.82	79.4	640
7.01 - 7.50	641	141,448,752	17.3	7.29	80.4	625
7.51 - 8.00	574	116,137,923	14.2	7.79	81.9	615
8.01 - 8.50	269	44,275,522	5.4	8.30	82.4	591
8.51 - 9.00	215	34,337,709	4.2	8.76	83.0	589
9.01 - 9.50	87	11,824,125	1.4	9.27	80.7	567
9.51 - 10.00	54	6,078,519	0.7	9.83	76.1	561
10.01 - 10.50	26	2,178,109	0.3	10.29	80.0	557
10.51 - 11.00	26	3,098,088	0.4	10.76	74.8	536
11.01 - 11.50	11	668,977	0.1	11.24	79.7	604
11.51 - 12.00	5	285,483	0.0	11.86	75.4	528
12.01 - 12.50	5	264,964	0.0	12.40	68.0	550
12.51 - 14.58	10	456,982	0.1	13.39	70.6	554
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	7	1,560,715	0.2	6.87	74.0	615
1.50	68	19,291,969	2.4	6.72	78.5	642
2.00	1,060	277,914,611	34.0	7.02	80.9	630
3.00	2,562	517,484,697	63.4	7.13	79.0	630
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,689	346,666,632	42.5	6.98	78.9	640
1.50	1,260	278,446,644	34.1	7.21	81.7	624
2.00	748	191,138,716	23.4	7.11	77.7	621
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,438	568,778,269	63.3	7.45	79.9	618
24	26	6,972,607	0.8	6.74	80.0	640
36	6	2,539,249	0.3	6.98	82.6	643
60	1,045	292,064,223	32.5	6.68	79.3	652
120	102	27,854,762	3.1	6.69	80.7	659
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.